UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 26, 2005
DIEBOLD, INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio	44720-8077

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(330)490-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On July 27, 2005, Diebold, Incorporated issued a news release announcing its results for the second quarter of 2005. The news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
     Diebold, Incorporated will be filing amendments to its Annual Report on Form 10-K for the year ended December 31, 2004 and its quarterly report on Form 10-Q for the quarter ended March 31, 2005, for purposes of amending and restating its financial statements and other financial information for the quarter ended March 31, 2005 and for the years 2004, 2003 and 2002, and financial information for the year 2001 and for each of the quarters in the years 2004 and 2003, with respect to a reconciliation issue in its North American sales commission accrual account. A detailed analysis of this reconciliation has been performed and the company has determined that the commission account was under-accrued by $13.2 million at December 31, 2004 and $11.4 million at March 31, 2005. First quarter 2005 commission expense was overstated by $1.8 million; however, commission expense was understated by $0.3 million, $2.7 million and $1.5 million in 2004, 2003 and 2002, respectively. The remaining $8.7 million in understated commission expense was related to periods prior to fiscal year 2002. The results of the analysis were reported to the company’s independent auditor, KPMG LLP, and to the Audit Committee of the Board of Directors by management. During the discussions with the Audit Committee, management recommended that previously reported results for the company be restated to reflect the correction of the error. On July 26, 2005, the Audit Committee agreed with this recommendation.
     The Audit Committee of the Board of Directors has discussed the matter disclosed in this current report on Form 8-K with KPMG LLP.
     In light of the restatements, readers should no longer rely on the company’s previously filed financial statements and other financial information for the years and for each of the quarters in the years 2004, 2003 and 2002 and the quarter ended March 31, 2005.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Exhibit Description

99.1	News Release of Diebold, Incorporated dated July 27, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIEBOLD, INCORPORATED
Date: July 27, 2005	By:	/s/ Gregory T. Geswein
Gregory T. Geswein
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	News Release of Diebold, Incorporated dated July 27, 2005.

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